Exhibit 10.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our reports dated April 28, 2003, accompanying the consolidated financial statements in the Annual Report of BioProgress Technology International Inc on Form 10-KSB for the year ended December 31, 2002. We have also issued our report dated July 14, 2004, accompanying the consolidated financial statements of BioProgress PLC for the year ended December 31, 2003. We hereby consent to the incorporation by reference of said reports in the Annual Report of BioProgress PLC on Form 20-F (File No. 333-102045).

GRANT THORNTON UK LLP

Cambridge, England

July 15, 2004